Exhibit (c)(9)

 DRAFT | Confidential  Preliminary | Subject to Further Review and Evaluation  January 2025  Project Alpha  Discussion Materials

Alpha Transaction Statistics

($MM, except per share amounts)

				1-Day Prior to $240 Echo Public Proposal (11/4/24)	Echo Proposal (5) (1/22/25)
			Share Price:	$237.59	$265.00
Implied Transaction Premium			*Statistic*		
Premium to 1-Day Prior to $240 Echo Public Proposal (11/4/24)			*$237.59*	*-*	*12%*
Premium to 30-Day VWAP (11/4/24) (1)			*235.83*	*1%*	*12%*
Premium to 60-Day VWAP (11/4/24) (1)			*229.07*	*4%*	*16%*
Premium to 90-Day VWAP (11/4/24) (1)			*216.77*	*10%*	*22%*
Premium to LTM VWAP (11/4/24) (1)			*204.42*	*16%*	*30%*
Premium to Alpha Share Price Post FQ4'24 Earnings (8/7/24)			*207.00*	*15%*	*28%*
Premium / (Discount) to All-Time High Share Price (11/4/24) (All-Time High Date: 10/5/22) (1)			*256.23*	*(7%)*	*3%*
Premium / (Discount) to LTM High Share Price (11/4/24) (LTM High Date: 10/30/24) (1)			*240.83*	*(1%)*	*10%*
Premium to LTM Low Share Price (11/4/24) (LTM Low Date: 11/9/23) (1)			*163.41*	*45%*	*62%*
Implied Valuation & Multiples					
Fully-Diluted Equity Value (2)				**$15,222**	**$16,989**
Fully-Diluted Enterprise Value (2)				**$15,056**	**$16,822**
FD Equity Value Excluding Current Echo Stake of 57% (43%)				**$6,595**	**$7,367**
Alpha Street					
Revenue Multiples	*ACV % Gr.*	*% Gr. / Mar.*	*Statistic (3)*		
NTM (ending 9/30/25)	*9%*	*13%*	*$1,239*	12.1x	13.6x
CY25E	*9%*	*10%*	*1,249*	12.1	13.5
EBITDA Multiples					
NTM (ending 9/30/25)		*46%*	*$574*	26.2x	29.3x
CY25E		*46%*	*576*	26.1	29.2
LFCF Multiples					
NTM (ending 9/30/25)		*31%*	*$381*	40.0x	44.6x
CY25E		*33%*	*418*	36.4	40.6
Alpha Management					
Revenue Multiples	*ACV % Gr.*	*% Gr. / Mar.*	*Statistic (4)*		
NTM (ending 9/30/25)	*11%*	*13%*	*$1,239*	12.2x	13.6x
CY25E	*12%*	*8%*	*1,235*	12.2	13.6
EBITDA Multiples					
NTM (ending 9/30/25)		*46%*	*$564*	26.7x	29.8x
CY25E		*44%*	*541*	27.8	31.1
LFCF Multiples					
NTM (ending 9/30/25)		*30%*	*$376*	40.5x	45.2x
CY25E		*31%*	*382*	39.8	44.4

Note: Current market prices per FactSet as of January 24, 2025.

(1) Alpha market statistics based on share prices and volume-weighted average prices as of 1-day prior to the $240 Echo Public Proposal of November 4, 2024. Volume-weighted average prices based on trading days per FactSet.

(2) Alpha common shares outstanding, RSUs, PSUs, and options as of January 17, 2025 per Alpha Management. Fully-diluted shares calculated using treasury stock method. Alpha balance sheet statistics per Alpha Management for the period ended December 31, 2024. Cash adjusted for $9MM holdback related to acquisition of Open Grid, expected to be paid in FY26.

(3) Alpha street projections based on mean consensus estimates of Wall Street Analyst reports as of January 24, 2025, provided by Alpha Management.

(4) Alpha Management Plan provided by Alpha Management as of December 2024, updated in January 2025 for FQ2'25 actuals.

(5) Reflects Echo Proposal of $265.00 per share received on January 22, 2025.

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Summary of Alpha Valuation Analyses

Valuation Analysis	Discounted Cash Flow Analysis (1)(2)	Selected Companies Analysis (2)		Selected Transaction Analysis (2)		
		Fully-Diluted Equity Value / LFCF Multiples		Fully-Diluted Enterprise Value / Revenue Multiples	Fully-Diluted Enterprise Value / EBITDA Multiples	Fully-Diluted Equity Value / LFCF Multiples
Reference Range	*WACC Range: 9.5% - 11.5%* *Terminal NTM UFCF Mult. Range: 20.0x - 30.0x* *Implied Perpetuity Growth Rate: 4.3% - 8.0%*	*CY25E Multiple Range: 26.0x - 40.0x*		*NTM Multiple Range: 7.5x - 14.5x*	*NTM Multiple Range: 24.7x - 33.5x*	*NTM Multiple Range: 33.4x - 48.8x*
Financial Case	Alpha Management Plan (3)	Alpha Street (4)	Alpha Management Plan (3)	Alpha Street (4)		

Implied Alpha Price Per Share



$305.22
$200.02
$260.90
$170.01
$238.66
$155.51
$282.13
$147.93
$302.90
$224.15
$289.64
$198.45
Echo Proposal(5): $265.00

(1) *Present values as of December 31, 2024, assuming mid-period convention. Assumes current Alpha shareholders incur 2% cumulative dilution through issuance of equity awards over the projected period, per Alpha Management.*

(2) *Alpha common shares outstanding, RSUs, PSUs, and options as of January 17, 2025 per Alpha Management. Fully-diluted shares calculated using treasury stock method. Alpha balance sheet statistics per Alpha Management for the period ended December 31, 2024. Cash adjusted for $9MM holdback related to acquisition of Open Grid, expected to be paid in FY26.*

(3) *Alpha Management Plan provided by Alpha Management as of December 2024, updated in January 2025 for FQ2'25 actuals.*

(4) *Alpha street projections based on mean consensus estimates of Wall Street Analyst reports as of January 24, 2025, provided by Alpha Management.*

(5) *Reflects Echo Proposal of $265.00 per share received on January 22, 2025.*

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 -  500  1,000  1,500  2,000  2,500  80  90  Alpha 8/6 100  110  120  130  140  150  160  8/06  8/08  8/12  8/14  8/16  8/20  8/22  8/26  8/28  8/30  9/04  9/06  9/10  9/12  9/16  9/18  9/20  9/24  9/26  9/30  10/02  10/04  10/08  10/10  10/14  10/16  10/18  10/22  10/24  10/28  10/30  11/01  11/05  11/07  11/11  11/13  11/15  11/19  11/21  11/25  11/27  12/02  12/04  12/06  12/10  12/12  12/16  12/18  12/20  12/24  12/27  12/31  1/03  1/07  1/10  1/14  1/16  1/21  1/23  Source: FactSet as of January 24, 2025.  Technical Software Index includes Cadence, Synopsys, Autodesk, PTC, Bentley Systems, Nemetschek, Dassault and Altair until October 21, 2024, the last unaffected trading date prior to announcement of a transaction with Siemens..  Reflects Echo Proposal of $265.00 per share received on January 22, 2025.  Alpha Trading Since FQ4’24 Earnings  Volume (000’s)  Echo Proposal(2): $265.00  From August 6, 2024 to Current (January 24, 2025)  Indexed Share Price  Alpha  Current: $255.16  +43% Since 8/6/24  +7% Since 11/4/24  11/4: $237.59  +34% Since 8/6/24  Close: $177.84  4  Sep. 17, 2024  2024 Investor Day  +3% 1-Day Price Reaction  Nov. 4, 2024 (Post-Market) - FQ1’25 Earnings  Revenue: -19% miss ACV: 54bps miss  FCF: -$16M miss (-$6M vs $10M)  Reaffirmed FY25 guidance  Alpha share price drops ~-5% to $225.72 after hours  Aug. 7, 2024 (9AM ET Start)  Echo FQ3’24 Earnings  At ~9:42AM ET (12 minutes after market open), Lal responds ‘no comment’ to analyst question about potential Alpha Acquisition in FY25  Nov. 5, 2024  Echo submits proposal to acquire remaining Alpha Stake  Aug. 6, 2024 (Post-Market) - FQ4’24 Earnings  Revenue: +7% beat  ACV growth: 46bps beat (excl. one-off impact of exited Russia ops.)  FCF: -5% miss  Issued FY25 guidance in line with street consensus on revenue but lower on FCF ($340M vs $387M)  Alpha share price opens +17% to $208.47, prior to any commentary from Echo Management about a take-out of Alpha  +16% Alpha 1-Day Price Reaction  Technical Software(1) Current  +15% Since 8/6/24  +6% Since 11/4/24  CONFIDENTIAL | DRAFT  Nov. 5, 2024 (Pre-Market) Echo FQ4’24 Earnings Echo share price rises +7%

 $0  Jan-14 Jul-14 Jan-15 Jul-15 Jan-16 Jul-16 Jan-17 Jul-17 Jan-18 Jul-18 Jan-19 Jul-19 Jan-20 Jul-20 Jan-21 Jul-21 Jan-22 Jul-22 Jan-23 Jul-23 Jan-24 Jul-24 Jan-25  $50  $100  $150  $200  $250  From January 2, 2014 to Current (January 24, 2025)  Share Price  $300  Echo Proposal vs. Alpha Historical Stock Price  5  Source: FactSet as of January 24, 2025.  Reflects Echo Proposal of $265.00 per share received on January 22, 2025.  Reflects the period 11/4/2023 to 11/4/2024, the year prior to the receipt of Echo’s first proposal.  Alpha (Current):  $255.16  +39% Since 5/17/22  Alpha (11/4/24):  $237.59  +29% Since 5/17/22  Echo Proposal(1): $265.00  52-Week High (10/30/24)(2): $240.83  52-Week Low (11/9/23)(2): $163.41  1st Echo Transaction  Announce (October 11, 2021) | Close (May 16, 2022)  CONFIDENTIAL | DRAFT

 77.6x  24.1x 23.9x 23.2x 22.1x 21.9x 20.1x 20.0x 18.4x 17.9x 16.6x 16.2x 15.5x 14.5x 14.0x 13.2x 12.8x  10.6x  5.9x  - -  Altair  Altium  Ansys  Echo Proposal  Inovalon  Mimecast  Coupa  RealPage  Red Hat  AVEVA  Smartsheet  Splunk  Black Knight  PowerSchool  Commerce Hub  Advent Software  Cerner  Squarespace  Informatica  Infoblox  Instructure  DealerTrack  Cornerstone OnDemand  Citrix  VMware  Blackboard  Riverbed  McAfee  LogMeIn  AVG  Quest Software  BMC  Neustar  Medidata  Mentor Graphics  Overall Median: 23.6x  37.8x 33.8x 33.4x(3)31.1x 29.3x 28.2x 28.2x 26.8x  60.6x  48.8x 44.6x(4) 41.5x 40.6x 39.3x  9.7x  9.3x  8.8x 8.8x  8.6x 8.4x  8.2x  7.1x  6.9x  6.4x 6.4x  5.9x  5.6x  5.1x 5.1x  4.8x  4.3x  4.1x  3.7x  3.7x  3.4x  3.2x 3.2x 3.2x 3.1x  2.5x  2.3x  Altium  Altair  Ansys  Echo Proposal  Black Knight  Red Hat  Inovalon  Mimecast  Commerce Hub  Coupa  RealPage  AVEVA  Medidata  McAfee  PowerSchool  Splunk  Instructure  Advent Software  Smartsheet  Cornerstone OnDemand  Squarespace  VMware  Citrix  Cerner  Informatica  DealerTrack  Infoblox  Mentor Graphics  LogMeIn  AVG  Riverbed  Blackboard  BMC  Quest Software  Neustar  Overall Median: 6.4x  64.4x  43.9x 37.5x 35.0x  25.0x 24.7x 22.9x 21.0x 20.5x 19.7x 19.4x 19.4x 18.8x 18.1x 18.0x 17.0x 16.9x 16.0x 15.7x 15.1x  14.1x 12.6x 11.5x 10.9x 10.7x  9.0x  7.9x  5.0x  Altair  Altium  Coupa  Smartsheet  Red Hat  Ansys  Mimecast  Medidata  Splunk  Echo Proposal  RealPage  Inovalon  AVEVA  Squarespace  PowerSchool  Commerce Hub  Black Knight  Infoblox  DealerTrack  Cornerstone OnDemand  Informatica  Advent Software  McAfee  Instructure  Citrix  Mentor Graphics  VMware  Cerner  Blackboard  Riverbed  Quest Software  LogMeIn  AVG  BMC  Neustar  Overall Median: 19.4x  Selected Transaction Statistics  Selected Public Software Transactions Above $1 Billion Since 2011 with Revenue Growth Between ~0% and 20% and LFCF Margin > ~20%(1)  Source: Capital IQ, FactSet, company filings, company press releases and Wall Street research. Note: Multiples greater than 80.0x or negative shown as dashes.  Includes Altair, Altium, Mentor Graphics, and Medidata transactions.  NTM statistics based on mean analyst consensus estimates for the next 12-month period as of transaction announcement.  (4) Reflects Echo Proposal of $265.00 per share received on January 22, 2025. Alpha common shares outstanding, RSUs, PSUs, and options as of January 17, 2025 per Alpha Management. PSUs outstanding reflects PSUs based on target performance. Fully-diluted shares calculated using treasury stock method. Alpha balance sheet statistics per Alpha Management for the period ended December 31, 2024. Cash adjusted for $9MM holdback related to acquisition of Open Grid, expected to be paid in FY26.  NTM Revenue Multiples of Selected Transactions(2)  6  Legend  Recent Technical SW Transactions  NTM LFCF Multiples of Selected Transactions(2)  NTM EBITDA Multiples of Selected Transactions(2)  7.5x (3) 7.5x 7.4x 7.2x  16.2x 14.6x 14.5x (4)  13.6x  (3)  (3) AVEVA statistics reflect 2022 buy-out of its minority shareholders by Schneider Electric.  CONFIDENTIAL | DRAFT  33.8x 33.5x 32.1x 31.0x 30.9x 29.3x(4) 28.9x

  Premium   Min Range:  <10%  10%  20%  30%  40%  50%  60%  70%  80%  Max Range:  10%  20%  30%  40%  50%  60%  70%  80%  >80%  # of Transactions  55  83  101  64  51  35  19  11  19  % of Total  13%  19%  23%  15%  12%  8%  4%  3%  4%  % of Total At Or  Below Range  13%  32%  55%  69%  81%  89%  93%  96%  100%  Source: FactSet as of January 24, 2025.  Note: Based on FactSet premia and unaffected dates for technology M&A transactions greater than $1Bn enterprise value since 2003.  (1) Reflects Echo Proposal of $265.00 per share received on January 22, 2025.  CONFIDENTIAL | DRAFT  55  83  101  64  51  35  19  11  19  Median: 28% Premium  Selected Technology Transaction Premia  Premia in Selected >$1Bn Public Technology Transactions Since 2003  7  1- Day Premia Paid  438 Total Transactions in Data Set  25th Percentile: 18% Premium  75th Percentile: 44% Premium  Mean: 33%  Premium  Echo Proposal(1): 12%

 Alpha Financial Overview

Summary of Alpha Management Plan

Annual Contract Value(1) ($MM) | Growth (%)


Actual
Forecast
FY24A-FY30E CAGR: 13%
12%
9% (2)
11%
12%
12%
13%
14%
14%
$885
$933
$1,035
$1,156
$1,299
$1,469
$1,669
$1,898
FY23A
FY24A
FY25E
FY26E
FY27E
FY28E
FY29E
FY30E

Revenue ($MM) | Growth (%)


Actual
Forecast
FY24A-FY30E CAGR: 12%
1%
8%
10%
(1%)
21%
16%
15%
13%
$1,044
$1,127
$1,236
$1,217
$1,472
$1,713
$1,974
$2,241
FY23A
FY24A
FY25E
FY26E
FY27E
FY28E
FY29E
FY30E

Operating Income ($MM) | Margin (%)


Actual
Forecast
% ACV Margin(3)
27%
28%
35%
39%
43%
46%
50%
50%
38%
40%
45%
42%
49%
54%
58%
58%
$395
$456
$562
$510
$726
$926
$1,147
$1,301
FY23A
FY24A
FY25E
FY26E
FY27E
FY28E
FY29E
FY30E

Levered Free Cash Flow ($MM) | Margin (%)


Actual
Forecast
% Margin (ACV-Based)
35%
36%
35%
42%
39%
43%
44%
44%
29%
30%
29%
39%
34%
37%
37%
37%
$306
$336
$360
$480
$501
$638
$735
$834
FY23A
FY24A
FY25E
FY26E
FY27E
FY28E
FY29E
FY30E
LFCF Growth:
10%
7%
33%
4%
27%
15%
13%

Source: Historical figures per Alpha company filings. Alpha Management Plan provided by Alpha Management as of December 2024, updated in January 2025 for FQ2'25 actuals.
Note: Alpha fiscal year ends June 30.
(1) Alpha defines ACV as the estimate of the annual value of its portfolio of term license and software maintenance and support, or SMS, contracts, the annual value of SMS agreements purchased with perpetual licenses and the annual value of standalone SMS agreements purchased with certain legacy term license agreements, which have become an immaterial part of its business.
(2) YoY Growth normalized to exclude the effect of a one-time $36M write-off of suspended Russian business.
(3) ACV Margin = (ACV – non-GAAP expenses) / ACV.

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Alpha Management Plan vs. Street

Legend
- *Management Plan*
- *Street Case*

ACV ($MM)[1]

FY24A-FY30E CAGR:
Mgmt. Plan: 13%
Street (FY27E): 9%



$885
$933
$1,035
$1,156
$1,299
$1,469
$1,669
$1,898
$1,019
$1,109
$1,212
FY23A FY24A FY25E FY26E FY27E FY28E FY29E FY30E

# of Brokers for Consensus:	5	4	3

Revenue ($MM)

FY24A-FY30E CAGR:
Mgmt. Plan: 12%
Street (FY27E): 7%



$1,044
$1,127
$1,236
$1,283
$1,472
$1,713
$1,974
$2,241
$1,192
$1,217
$1,394
FY23A FY24A FY25E FY26E FY27E FY28E FY29E FY30E

# of Brokers for Consensus:	8	8	6

Non-GAAP Operating Income ($MM)

FY24A-FY30E CAGR:
Mgmt. Plan: 19%
Street (FY27E): 13%



$395
$456
$562
$576
$726
$926
$1,147
$1,301
$521
$510
$650
FY23A FY24A FY25E FY26E FY27E FY28E FY29E FY30E

# of Brokers for Consensus:	8	8	6

Levered Free Cash Flow ($MM)

FY24A-FY30E CAGR:
Mgmt. Plan: 16%
Street (FY27E): 12%



$306
$336
$360
$480
$501
$638
$735
$834
$342
$411
$477
FY23A FY24A FY25E FY26E FY27E FY28E FY29E FY30E

# of Brokers for Consensus:	6	6	4

ACV Growth (%)[1]



12%
(2)
9%
11%
12%
12%
13%
14%
14%
9%
9%
9%
FY23A FY24A FY25E FY26E FY27E FY28E FY29E FY30E

Revenue Growth (%)



1%
8%
10%
6%
8%
(1%)
21%
9%
16%
15%
13%
FY23A FY24A FY25E FY26E FY27E FY28E FY29E FY30E

Revenue and profitability metrics are impacted by timing of bookings

Non-GAAP Operating Margin (%)

% ACV Margin[3]:

Mgmt:	27%	28%	35%	39%	43%	46%	50%	50%
Street:	27%	28%	34%	36%	39%	-	-	-



38%
40%
45%
45%
49%
54%
58%
58%
44%
42%
47%
FY23A FY24A FY25E FY26E FY27E FY28E FY29E FY30E

Levered Free Cash Flow Margin (%)

% Margin (ACV-Based):

Mgmt:	35%	36%	35%	42%	39%	43%	44%	44%
Street:	35%	36%	34%	37%	39%	-	-	-



29%
30%
29%
39%
34%
37%
37%
37%
29%
32%
34%
FY23A FY24A FY25E FY26E FY27E FY28E FY29E FY30E

Ro40[4]:

Mgmt:	36%	38%	39%	38%	55%	54%	52%	51%
Street:	36%	38%	34%	40%	43%	-	-	-

Source: Historical figures per Alpha company filings. Alpha Management Plan provided by Alpha Management as of December 2024, updated in January 2025 for FQ2'25 actuals. Alpha street projections based on mean consensus estimates of Wall Street Analyst reports as of January 24, 2025, provided by Alpha Management.
Note: Alpha fiscal year ends June 30.

(1) Alpha defines ACV as the estimate of the annual value of its portfolio of term license and software maintenance and support, or SMS, contracts, the annual value of SMS agreements purchased with perpetual licenses and the annual value of standalone SMS agreements purchased with certain legacy term license agreements, which have become an immaterial part of its business.
(2) YoY Growth normalized to exclude the effect of a one-time $36M write-off of suspended Russian business.
(3) ACV Margin = (ACV – non-GAAP expenses) / ACV.
(4) Rule of 40 = Revenue Growth + LFCF Margin.

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Summary of Alpha Broker Valuation Methodologies

Date	Company	Broker Rating	Price Targets: Post Investor Day (9/17)	Price Targets: Post Echo Prop. (11/4) & Q1'25	% Change	Valuation Methodology
12/11/24	Baird	**Buy**	**$250.00**	**$275.00**	*10%*	42.0x FY26E FCF
11/5/24	BofA Securities	**Buy**	**260.00**	**260.00**	-	25.0x CY26E EBITDA
11/4/24	Loop Capital	**Buy**	**260.00**	**260.00**	-	36.0x FY27E FCF, 12.0x FY27E Revenue
11/6/24	Berenberg	**Hold**	**265.00**	**250.00**	*(6%)*	36.0x CY25E FCF
11/5/24	Piper Sandler	**Hold**	**217.00**	**240.00**	*11%*	Echo offer
11/5/24	William Blair	**Hold**	**-**	**-**		39.0x CY25E FCF
11/4/24	Wolfe Research	**Hold**	**-**	**-**		35.0-40.0x CY25E FCF
11/4/24	KeyBanc	**Hold**	**-**	**-**		37.5x FY26E FCF
Median			**$260.00**	**$260.00**		
Average			**$250.40**	**$257.00**		

9.4% Premium to Alpha share price of $237.59 as of 11/4, 1-day prior to Echo's $240 public proposal

Valuation Methodology Summary



Revenue
13%
EBITDA
13%
FCF
75%

Buy: 38% **Hold: 63%** **Sell: 0%**



$275.00
$260.00
$260.00
$250.00
$240.00
Baird
BofA Securities
Loop Capital
Berenberg
Piper Sandler
Echo Proposal(1): $265.00
Alpha as of 11/4/24: $237.59

Source: Wall Street research and FactSet as of January 24, 2025.
Note: Alpha fiscal year ends June 30.
(1) Reflects Echo Proposal of $265.00 per share received on January 22, 2025.

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 Alpha Trading Overview

 0.0x  10.0x  20.0x  30.0x  40.0x  70.0x  60.0x  50.0x  80.0x  Jan-14 Jul-14 Jan-15 Jul-15 Jan-16 Jul-16 Jan-17 Jul-17 Jan-18 Jul-18 Jan-19 Jul-19 Jan-20 Jul-20 Jan-21 Jul-21 Jan-22 Jul-22 Jan-23 Jul-23 Jan-24 Jul-24 Jan-25  Alpha NTM LFCF Multiple Over Time vs. Technical Software Peers  From January 2, 2014 to Current (January 24, 2025)  NTM LFCF Mult. (10-Day Moving Average)  13  Source: Factset mean consensus estimates as of January 24, 2025.  Technical Software Index includes Aveva, Cadence, Synopsys, Autodesk, PTC, Bentley Systems, Dassault, and Nemetschek. Includes Aveva until 8/23/2022, the last unaffected trading date prior to announcement of a transaction with Schneider.  Excludes Cadence and Synopsys.  Multiple as of November 4, 2024, 1-day prior to Echo's $240.00 public proposal for the remaining shares of Alpha. CONFIDENTIAL | DRAFT  Alpha (11/4/24): 40.0x(3)  Tech. SW. Index  Current(1): 41.9x Tech. SW. Index (Excl. EDA)(2)  Current: 36.0x  1st Echo Transaction  Announce (October 11, 2021) | Close (May 16, 2022)  Average discount / premium to:  Technical SW. Index: (12%)  Tech. SW. Excl. EDA: (18%)  Avg. discount / premium to: Technical SW. Index: (7%)  Tech. SW. Excl. EDA: 1%  Alpha Selected Companies CY25 LFCF Range: 26.0 – 40.0x  Implied NTM Mult. Range: 28.6 – 43.9x   Average Statistics 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 YTD Current  Technical Software Index  17.8x  20.9x  24.1x  27.5x  33.5x  32.1x  36.6x  42.8x  31.2x  37.1x  41.6x  40.1x  41.9x  Tech. SW. Index (Excl. EDA) Alpha  19.2x  20.5x  22.6x  18.2x  27.2x  20.5x  29.9x  25.5x  37.7x  29.9x  33.2x  30.1x  37.4x  27.0x  44.2x  32.9x  29.8x  36.1x  35.4x  30.8x  36.2x  36.4x  34.6x  -  36.0x  40.0x(3)  Alpha NTM Rev. Growth  11%  7%  2%  2%  7%  3%  10%  1%  11%  9%  8%  13%  13%  Alpha NTM LFCF Margin  45%  42%  40%  36%  41%  46%  45%  41%  36%  35%  32%  31%  31%

CY25E Operating Statistics of Selected Companies

Legend
- *Selected Engineering Software*
- *Selected Profitable Software*


CY25E Rev ($MM)
$1,249
$1,235
$7,098
$2,620
$5,243
$6,906
$1,191
$1,496
$7,015
$9,796
$9,528
$23,505
$41,346
$39,443
$1,783
Revenue Growth
Terminal FY2030E:
13%
10%
8%
Alpha Street
Alpha Mgmt.
FY25 ACV Guidance: ~9% Growth
Median: 13%
17%
14%
13%
13%
12%
11%
6%
Synopsys
PTC
Cadence
Autodesk
Nemetschek (1)
Bentley
Dassault
Median: 9%
15%
13%
9%
9%
9%
7%
Palo Alto Networks
Workday
Adobe
Salesforce
SAP
Informatica
EBITDA Margin
46%
44%
Alpha Street
Alpha Mgmt.
Median: 38%
46%
43%
43%
38%
36%
36%
30%
Cadence
Synopsys
PTC
Autodesk
Bentley
Dassault
Nemetschek
Median: 33%
49%
40%
34%
31%
30%
30%
Adobe
Salesforce
Informatica
Workday
SAP
Palo Alto Networks
LFCF Margin
CY25E Rule of 40(2)
44%
39%
47%
42%
41%
39%
44%
35%
29%
49%
52%
42%
39%
33%
30%
33%
31%
Alpha Street
Alpha Mgmt.
Median: 28%
34%
30%
28%
28%
27%
24%
24%
PTC
Autodesk
Cadence
Bentley
Synopsys
Nemetschek
Dassault
Median: 30%
40%
38%
33%
26%
26%
22%
Adobe
Palo Alto Networks
Salesforce
Workday
Informatica
SAP
NTM UFCF Margin
Terminal FY2030E:
40%
31%
31%
Alpha Street
Alpha Mgmt.
Median: 27%
36%
29%
27%
27%
25%
24%
23%
PTC
Cadence
Autodesk
Nemetschek
Bentley
Synopsys
Dassault
Median: 30%
39%
35%
32%
27%
24%
15%
Adobe
Palo Alto Networks
Salesforce
Informatica
Workday
SAP

Source: Factset mean consensus estimates as of January 24, 2025. Alpha street projections based on mean consensus estimates of Wall Street Analyst reports as of January 17, 2025 provided by Alpha Management. Alpha Management Plan provided by Alpha Management as of December 2024, updated in January 2025 for FQ2'25 actuals.
Note: Alpha fiscal year ends June 30.
(1) Nemetschek CY25E growth PF for the acquisition of GoCanvas.
(2) Rule of 40 = Revenue Growth + LFCF Margin.

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Catalyst Partners

CY25E Operating Statistics of Selected Companies


Legend
Selected Engineering Software
Selected Profitable Software
EV ($Bn)
$15.1
$16.8
$90.2
$14.2
$82.4
$15.4
$66.8
$24.6
$51.9
$123.5
$334.9
$193.0
$324.1
$68.3
$8.6
Revenue Multiple
Median: 10.3x
Median: 8.0x
12.1x
13.5x
17.2x
11.9x
11.6x
10.3x
9.7x
9.4x
7.4x
12.6x
8.5x
8.2x
7.8x
7.2x
4.8x
1D Prior to Echo Prop.
Echo Proposal (1) @ $265.00
Cadence
Nemetschek
Synopsys
Bentley
Autodesk
PTC
Dassault
Palo Alto Networks
SAP
Adobe
Salesforce
Workday
Informatica
EBITDA Multiple
Median: 26.7x
Median: 21.4x
26.1x
29.2x
39.8x
37.3x
28.5x
26.7x
25.7x
22.0x
20.5x
42.4x
28.2x
23.2x
19.6x
16.8x
14.1x
1D Prior to Echo Prop.
Echo Proposal (1) @ $265.00
Nemetschek
Cadence
Bentley
Synopsys
Autodesk
PTC
Dassault
Palo Alto Networks
SAP
Workday
Salesforce
Adobe
Informatica
LFCF Multiple
Median: 33.4x
Median: 26.5x
Selected Companies LFCF Range: 26.0x-40.0x
36.4x
40.6x
60.9x
47.9x
45.5x
33.4x
32.4x
31.7x
26.2x
40.7x
35.2x
29.1x
23.9x
21.0x
17.4x
1D Prior to Echo Prop.
Echo Proposal (1) @ $265.00
Cadence
Nemetschek
Synopsys
Bentley
Autodesk
Dassault
PTC
SAP
Palo Alto Networks
Workday
Salesforce
Adobe
Informatica
NTM UFCF Multiple
Median: 42.2x
Median: 27.9x
DCF UFCF Range: 20.0x-30.0x
39.5x
44.2x
60.5x
50.9x
45.1x
42.2x
36.4x
32.7x
27.0x
57.6x
37.6x
31.1x
24.7x
21.0x
18.1x
1D Prior to Echo Prop.
Echo Proposal (1) @ $265.00
Cadence
Synopsys
Nemetschek
Bentley
Autodesk
Dassault
PTC
SAP
Palo Alto Networks
Workday
Salesforce
Adobe
Informatica

Source: Factset mean consensus estimates as of January 24, 2025. Alpha street projections based on broker mean consensus estimates provided by Alpha Management as of November 2024, post Q1'FY25 earnings.

(1) Reflects Echo Proposal of $265.00 per share received on January 22, 2025.

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 Alpha Valuation Analysis

 Summary of Alpha Unlevered Free Cash Flow Projections  CONFIDENTIAL | DRAFT  17  Alpha Management Plan provided by Alpha Management as of December 2024, updated in January 2025 for FQ2’25 actuals.  ACV Margin = (ACV – non-GAAP expenses) / ACV.  Long-term steady state taxes per Alpha Management assumed in FY2030 (assumes no DTL-related taxes, remaining DTLs of $274MM in FY29E valued separately).  ($MM, except per share amounts)   Alpha Management Plan (1) '25E-  Terminal '30E  H2'FY25E  FY26E  FY27E  FY28E  FY29E  FY30E  CAGR  ACV  $1,035  $1,156  $1,299  $1,469  $1,669  $1,898  13%  % Growth  11%  12%  12%  13%  14%  14%  Revenue  $716  $1,217  $1,472  $1,713  $1,974  $2,241  13%  % Growth  -  (1%)  21%  16%  15%  13%  Non-GAAP Operating Income  $364  $510  $726  $926  $1,147  $1,301  ACV Non-GAAP Operating Margin (2)  -  39%  43%  46%  50%  50%  % Margin (Revenue-Based)  51%  42%  49%  54%  58%  58%  Less: Cash Taxes (3)  (72)  (120)  (153)  (179)  (223)  (192)  Net Operating Profit After Taxes  $293  $390  $573  $747  $924  $1,109  % Margin (ACV-Based)  -  34%  44%  51%  55%  58%  % Margin (Revenue-Based)  41%  32%  39%  44%  47%  50%  Less: Capital Expenditures & Cap. SW Costs  (9)  (16)  (15)  (15)  (15)  (15)  Plus: Depreciation  4  10  13  17  19  19  Less: Change in NWC  14  45  (119)  (164)  (257)  (287)  Plus: Interest Income from LT Rev. Contracts (ASC 606)  29  53  50  54  64  64  Unlevered Free Cash Flow  $330  $481  $502  $639  $736  $891  % Margin (ACV-Based)  -  42%  39%  44%  44%  47%  % Margin (Revenue-Based)  46%  40%  34%  37%  37%  40%  Cumulative Dilution  -  0.5%  1.0%  1.5%  2.0%  -

Alpha Discounted Cash Flow Analysis

Summary of Discounted Cash Flow Assumptions

- *Unlevered free cash flow projections and terminal value discounted to December 31, 2024 using mid-period convention*
- *Excludes the impact of stock-based compensation, amortization of intangibles, non-recurring expenses, and other non-cash items in unlevered free cash flow*
- *Weighted average cost of capital range of 9.5% to 11.5%*
- *Terminal value based on NTM UFCF multiple range of 20.0x to 30.0x and terminal year (FY30E) UFCF of $891MM*
- *Assumes current shareholders incur ~2% cumulative dilution through issuance of equity awards over the projected period, per Alpha Management*

($MM, except per share amounts)

	Present Value as of December 31, 2024								
Discount Rate:	9.5%			10.5%			11.5%		
Terminal NTM UFCF Multiple:	20.0x	25.0x	30.0x	20.0x	25.0x	30.0x	20.0x	25.0x	30.0x
Implied Perpetuity Growth Rate	*4.3%*	*5.3%*	*6.0%*	*5.2%*	*6.3%*	*7.0%*	*6.2%*	*7.3%*	*8.0%*
PV of Unlevered FCFs Adj. for Dilution (H2'FY25E - FY29E) (1)	$2,156	$2,156	$2,156	$2,113	$2,113	$2,113	$2,072	$2,072	$2,072
PV of Terminal Value Adj. for Dilution (FY30E & Beyond) (1)	11,608	14,509	17,411	11,142	13,928	16,713	10,700	13,374	16,049
% of Enterprise Value in Terminal Value	*84%*	*87%*	*89%*	*84%*	*87%*	*89%*	*84%*	*87%*	*89%*
Implied Enterprise Value	**$13,764**	**$16,665**	**$19,567**	**$13,255**	**$16,041**	**$18,826**	**$12,771**	**$15,446**	**$18,121**
Less: Debt (2)	(7)	(7)	(7)	(7)	(7)	(7)	(7)	(7)	(7)
Plus: Cash (2)	173	173	173	173	173	173	173	173	173
Less: PV of DTLs (FY30E & Beyond) (1)	(153)	(153)	(153)	(144)	(144)	(144)	(137)	(137)	(137)
Implied Equity Value	**$13,777**	**$16,679**	**$19,581**	**$13,277**	**$16,063**	**$18,848**	**$12,801**	**$15,476**	**$18,151**
Implied Price Per Share (3)	**$215.18**	**$260.20**	**$305.22**	**$207.42**	**$250.64**	**$293.85**	**$200.02**	**$241.53**	**$283.03**

Note: Present values as of December 31, 2024, assuming mid-period convention.
(1) Alpha Management Plan provided by Alpha Management as of December 2024, updated in January 2025 for FQ2'25 actuals.
(2) Alpha balance sheet statistics per Alpha Management for the period ended December 31, 2024. Cash adjusted for $9MM holdback related to acquisition of Open Grid, expected to be paid in FY26.
(3) Alpha common shares outstanding, RSUs, PSUs, and options as of January 17, 2025 per Alpha Management. Fully-diluted shares calculated using treasury stock method.

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 Selected Companies Analysis  Alpha street projections based on mean consensus estimates of Wall Street Analyst reports as of January 24, 2025, provided by Alpha Management.  Alpha Management Plan provided by Alpha Management as of December 2024, updated in January 2025 for FQ2’25 actuals.  Alpha common shares outstanding, RSUs, PSUs, and options as of January 17, 2025 per Alpha Management. Fully-diluted shares calculated using treasury stock method.  19  Selected Companies Analysis  Alpha Street (1)  Alpha Management (2)   Reference Range   Statistic Low High   Reference Range   Statistic Low High  CONFIDENTIAL | DRAFT  Equity Value / CY25E LFCF Multiple  $418  $382  Trading Multiple  26.0x  40.0x  26.0x  40.0x  Implied Alpha Price (3)  $170.01  $260.90  $155.51  $238.66  ($MM, except per share amounts)

Selected Transaction Statistics

Legend

* *Transaction Consideration Included Stock*

Recent Technical SW Transactions (shaded rows)

Selected Public Software Transactions Above $1 Billion Since 2011 with Revenue Growth Between ~0% and 20% and LFCF Margin > ~20%[(1)]

($MM)

					NTM Transaction Multiples (2)			Unaffected Premium (3)		NTM Operating Statistics		
Annc. Date	Target	Acquiror	FD Equity Value	FD Enterprise Value	Revenue	EBITDA	LFCF(5)	1-Day	LTM High	Revenue Growth	EBITDA Margin	LFCF Margin (4)
10/31/24	Altair Engineering (1)	Siemens	$10,595	$10,100	14.6x	64.4x	77.6x	19%	13%	8%	23%	20%
09/24/24	Smartsheet	Blackstone & Vista Equity	8,351	7,645	6.4	35.0	31.1	25%	16%	15%	18%	22%
09/09/24	Squarespace	Permira	7,013	7,237	5.6	22.9	23.2	22%	22%	17%	24%	23%
07/25/24	Instructure	KKR	3,631	4,721	6.9	16.9	20.1	16%	(17%)	6%	41%	26%
06/07/24	PowerSchool	Bain Capital	4,894	5,838	7.2	21.0	28.2	37%	(9%)	12%	34%	21%
02/15/24	Altium (1)	Renesas	5,919	5,718	16.2	43.9	60.6	34%	31%	25%	37%	28%
01/16/24	Ansys *	Synopsys	34,634	34,841	14.5	33.5	48.8	29%	12%	12%	43%	29%
09/21/23	Splunk	Cisco	28,133	29,552	7.1	30.9	29.3	31%	26%	9%	23%	23%
12/12/22	Coupa	Thoma Bravo	6,675	8,003	8.4	37.5	39.3	77%	(61%)	16%	23%	18%
09/21/22	AVEVA (5)	Schneider Electric	11,461	11,934	7.5	24.7	33.4	47%	(24%)	10%	30%	22%
05/26/22	VMware *	Broadcom	61,083	70,200	5.1	15.1	16.6	44%	(17%)	6%	34%	27%
05/04/22	Black Knight *	Intercontinental Exchange	13,259	15,873	9.7	19.7	28.2	43%	2%	8%	49%	29%
01/31/22	Citrix	Evergreen Coast & Vista	13,633	16,519	5.1	16.0	17.9	30%	(28%)	3%	32%	23%
12/20/21	Cerner	Oracle	28,305	28,938	4.8	14.1	23.9	20%	14%	6%	34%	20%
12/07/21	Mimecast	Permira	5,822	5,538	8.8	32.1	40.6	16%	13%	14%	27%	23%
11/07/21	McAfee	Investor Group	11,958	14,472	7.4	17.0	14.5	23%	(17%)	12%	44%	42%
08/19/21	Inovalon	Nordic Capital	6,415	7,209	8.8	25.0	41.5	25%	20%	14%	35%	19%
08/05/21	Cornerstone OnDemand	Clearlake	4,127	5,238	5.9	18.8	18.4	31%	4%	7%	31%	25%
12/21/20	RealPage	Thoma Bravo	9,101	10,186	8.2	28.9	37.8	31%	28%	12%	28%	19%
12/17/19	LogMeIn	Francisco Partners	4,337	4,418	3.4	10.7	14.0	25%	(11%)	4%	32%	24%
06/12/19	Medidata (1)	Dassault Systèmes	5,897	5,785	7.5	31.0	–	17%	4%	17%	24%	6%
10/28/18	Red Hat	IBM	34,630	33,622	9.3	33.8	33.8	63%	8%	17%	27%	28%
03/06/18	CommerceHub	GTCR & Sycamore	1,069	1,049	8.6	20.5	26.8	25%	(4%)	10%	42%	33%
12/14/16	Neustar	Golden Gate Capital	1,997	2,882	2.3	5.0	5.9	45%	21%	9%	45%	27%
11/14/16	Mentor Graphics (1)	Siemens	4,529	4,521	3.7	15.7	–	21%	21%	11%	23%	8%
09/19/16	Infoblox	Vista	1,611	1,353	3.7	19.4	21.9	72%	(5%)	3%	19%	20%
07/07/16	AVG	Avast	1,341	1,452	3.2	9.0	13.2	34%	(13%)	3%	36%	23%
06/15/15	DealerTrack	Cox Automotive	3,997	4,617	4.1	19.4	20.0	59%	27%	20%	21%	18%
04/07/15	Informatica	Permira & CPP	5,295	4,874	4.3	18.1	22.1	27%	17%	8%	24%	21%
02/02/15	Advent Software	SS&C Technologies	2,501	2,683	6.4	18.0	24.1	44%	26%	6%	36%	25%
12/15/14	Riverbed Technology	Thoma Bravo	3,543	3,580	3.2	11.5	15.5	39%	(6%)	3%	28%	20%
05/06/13	BMC	Investor Group	7,032	7,136	3.1	7.9	10.6	14%	(18%)	5%	39%	29%
07/02/12	Quest Software	Dell	2,529	2,386	2.5	10.9	12.8	44%	1%	7%	23%	21%
07/01/11	Blackboard	Providence Equity	1,638	1,750	3.2	12.6	16.2	21%	5%	17%	25%	18%
Median:					***6.4x***	***19.4x***	***23.6x***	***30%***	***5%***	***9%***	***31%***	***23%***
Mean:					***6.7***	***22.4***	***27.1***	***34%***	***3%***	***10%***	***31%***	***23%***
Mean of Recent Technical SW Transactions:					***13.2x***	***41.6x***	***55.1x***	***32%***	***8%***	***14%***	***33%***	***25%***
Echo Proposal @ $265.00 (6):			***$16,989***	***$16,822***	***13.6x***	***29.3x***	***44.6x***	***12%***	***10%***	***13%***	***46%***	***31%***

Source: Capital IQ, FactSet, company filings, company press releases and Wall Street research.

Note: Selected Transactions sorted by announce date. Multiples greater than 80.0x, Adj. Rev. Mult.s greater than 4.0x, and Adj. LFCF Mults. greater than 7.0x, or negative mults noted as dashes.

(1) *Includes Altair, Altium, Mentor Graphics, and Medidata transactions.*

(2) *NTM statistics based on mean analyst consensus estimates for the next twelve-month period as of transaction announcement.*

(3) *Unaffected premium indicates premium based on day prior to rumors of a potential transaction, or premium based on day prior to transaction announcement if no substantial rumors existed.*

(4) *Levered free cash flow based on cash flow from operations less capital expenditures and capitalized software.*

(5) *AVEVA statistics reflect 2022 buy-out of its minority shareholders by Schneider Electric.*

(6) *Alpha common shares outstanding, RSUs, PSUs, and options as of January 17, 2025 per Alpha Management. Fully-diluted shares calculated using treasury stock method. Alpha balance sheet statistics per Alpha Management for the period ended December 31, 2024. Cash adjusted for $9MM holdback related to acquisition of Open Grid, expected to be paid in FY26.*

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CONFIDENTIAL | DRAFT

 Selected Transactions Analysis  Note: NTM represents the 12-month period ended September 30, 2025.  Alpha street projections based on mean consensus estimates of Wall Street Analyst reports as of January 24, 2025, provided by Alpha Management.  Alpha common shares outstanding, RSUs, PSUs, and options as of January 17, 2025 per Alpha Management. Fully-diluted shares calculated using treasury stock method. Alpha balance sheet statistics per Alpha Management for the period ended December 31, 2024. Cash adjusted for $9MM holdback related to acquisition of Open Grid, expected to be paid in FY26.  21  Reference Range  Statistic  Low  High  Alpha Street (1)  Enterprise Value / NTM Revenue Multiple  Selected Multiple Range  $1,239  7.5x  14.5x  Implied Alpha Share Price (2)  $147.93  $282.13  Enterprise Value / NTM EBITDA Multiple  Selected Multiple Range  $574  24.7x  33.5x  Implied Alpha Share Price (2)  $224.15  $302.90  Equity Value / NTM Levered Free Cash Flow Multiple  Selected Multiple Range  $381  33.4x  48.8x  Implied Alpha Share Price (2)  $198.45  $289.64  ($MM, except per share amounts)  Selected Transactions Analysis  CONFIDENTIAL | DRAFT

 Appendix  Cost of Capital

Alpha Cost of Capital Calculation (1/2)

($MM, except per share information)

WACC Analysis										
						Betas				
						Historical[1]		Predicted[2]	
	Current Stock Price	FD Equity Value	Debt	Equity / Debt	Tax Rate	Levered Beta	Unlevered Beta	Levered Beta	Unlevered Beta
Alpha (1-Day Prior to Prop.) (3)(4)	$237.59	$15,222	$7	100% / 0%	20%	0.70	0.70	0.90	0.90
Selected Companies									
SAP	$276.29	$346,084	$7,755	98% / 2%	21%	1.13	1.11	0.65	0.64
Salesforce	333.88	329,809	9,297	97% / 3%	21%	1.22	1.19	1.05	1.02
Adobe	435.38	195,224	7,650	96% / 4%	18%	1.15	1.11	1.09	1.06
Palo Alto Networks	187.70	130,392	541	100% / 0%	22%	1.30	1.30	0.97	0.97
Cadence	320.48	90,193	2,850	97% / 3%	17%	1.16	1.13	0.88	0.85
Synopsys	546.19	86,362	16	100% / 0%	21%	1.20	1.20	0.94	0.93
Workday	258.28	72,412	3,000	96% / 4%	19%	1.27	1.23	1.09	1.05
Autodesk	300.83	66,450	2,303	97% / 3%	18%	1.27	1.23	0.90	0.88
Dassault	38.73	52,902	2,841	95% / 5%	15%	0.84	0.81	1.09	1.04
PTC	188.96	23,090	1,753	93% / 7%	24%	1.25	1.18	0.85	0.80
Bentley	46.10	14,084	1,431	91% / 9%	20%	1.27	1.17	0.97	0.89
Nemetschek	119.27	13,776	667	95% / 5%	20%	1.51	1.45	1.10	1.06
Informatica	24.76	8,059	1,828	82% / 18%	24%	1.44	1.23	1.06	0.90
Median				96% / 4%		*1.25*	*1.19*	*0.97*	*0.93*
Mean				95% / 5%		*1.23*	*1.18*	*0.97*	*0.93*

	Overall Betas	
	Historical Unlevered Beta	Predicted Unlevered Beta
Alpha (4)	0.70	0.90
Overall Median	1.19	0.93
Unlevered Beta Calculation		
Alpha (4)	0.47	0.60
Overall Median	0.39	0.31
Unlevered Beta	**0.86**	**0.91**

Sources: FactSet, Bloomberg, Barra.

Note: Prices as of January 24, 2025. Debt includes currently outstanding face value of 'in-the-money' convertible debt and excludes minority interests.

(1) Based on Bloomberg, 5-year weekly betas as of December 31, 2024.

(2) Based on Barra betas as of December 31, 2024.

(3) Alpha balance sheet statistics per Alpha Management for the period ended December 31, 2024. Cash adjusted for $9MM holdback related to acquisition of Open Grid, expected to be paid in FY26.

(4) Alpha historical beta represents 2-year weekly, capturing trading history post close of initial Echo transaction in October 2022. Alpha historical and predicted betas as of October 31, 2024, prior to Echo's Proposal of $240.00 per share received on November 5, 2024.

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Alpha Cost of Capital Calculation (2/2)

Cost of Capital Calculation - Equity Market Risk Premium / Unlevered Predicted Beta Sensitivity					
			WACC[4]		
Unlevered	Levered	*Equity Market Risk Prem.:*	*6.2%*	*6.7%*	*7.2%*
Beta (5)	Beta	*Debt as % of Cap.:*	*0%*	*0%*	*0%*
0.91	0.91	***<--- Overall Blended***	10.6%	11.0%	11.4%
0.90	0.90	***<--- Standalone***	10.5%	10.9%	11.4%

Cost of Capital Calculation - Equity Market Risk Premium / Unlevered Historical Beta Sensitivity					
			WACC[4]		
Unlevered	Levered	*Equity Market Risk Prem.:*	*6.2%*	*6.7%*	*7.2%*
Beta (6)	Beta	*Debt as % of Cap.:*	*0%*	*0%*	*0%*
0.86	0.86	***<--- Overall Blended***	10.7%	11.1%	11.5%
0.70	0.70	***<--- Standalone***	9.7%	10.0%	10.4%

Note: Unlevered Betas based on median of peer group.

(1) Based on 20-Year U.S. Interpolated Treasury Yield as of January 24, 2025. Source: FactSet.

(2) Long-horizon expected equity risk premium (historical) and Long-horizon expected equity risk premium (supply-side) based on Duff & Phelps Cost of Capital Navigator (2024).

(3) Size premium based on Duff & Phelps Cost of Capital Navigator (2024).

(4) WACC equals (Rd(1 - t)*D / Net Capital) + Re*E / Net Capital.*
Net Capital equals D + E
Re equals Rf + βlevered(Rm - Rf) + Sp.*

(5) Based on Barra betas as of December 31, 2024. Alpha predicted beta as of October 31, 2024.

(6) Based on Bloomberg, 5-year weekly betas as of December 31, 2024. Alpha 2-year weekly beta as of October 31, 2024.

Market Assumptions	
Risk Free Rate[1]	4.9%
Market Risk Premium[2]	6.2% - 7.2%
Size Premium[3]	
Historical	0.5%
Predicted	0.0%

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 Appendix  Supplementary Information

Statistics of Selected Companies

($MM, except per share information)

		FD Capitalization		Trading Multiples						Operating Statistics									
				Ent. Value /				Equity Value /		Revenue				EBITDA Margins		LFCF Margins		Rule of 40 (1)	
	Stock Price	Equity	Ent.	Revenue		EBITDA		LFCF		$		% Growth							
Company (FYE)	1/24/2025	Value	Value	CY25E	CY26E	CY25E	CY26E	CY25E	CY26E	CY25E	CY26E	'24-25E	'25-26E	CY25E	CY26E	CY25E	CY26E	CY25E	CY26E
1-Day Prior to Echo Prop.	$237.59	$15,222	$15,056	12.1x	11.5x	26.1x	25.1x	36.4x	35.7x	$1,249	$1,308	10%	5%	46%	46%	33%	33%	44%	37%
Echo Proposal	$265.00	$16,989	$16,822	13.5x	12.9x	29.2x	28.1x	40.6x	39.9x	$1,249	$1,308	10%	5%	46%	46%	33%	33%	44%	37%
Selected Engineering Software																			
Cadence (Dec.)	$320.48	$90,193	$90,152	17.2x	15.6x	37.3x	33.3x	60.9x	47.6x	$5,243	$5,796	13%	11%	46%	47%	28%	33%	41%	43%
Synopsys (Oct.)	546.19	86,362	82,359	11.6	10.5	26.7	23.9	45.5	38.7	7,098	7,829	17%	10%	43%	44%	27%	28%	44%	39%
Autodesk (Jan.)	300.83	66,450	66,776	9.7	8.6	25.7	22.5	32.4	28.3	6,906	7,722	13%	12%	38%	38%	30%	30%	42%	42%
Dassault (Dec.)	38.73	52,902	51,910	7.4	6.9	20.5	19.0	31.7	28.9	7,015	7,546	6%	8%	36%	36%	24%	24%	29%	32%
PTC (Sep.)	188.96	23,090	24,576	9.4	8.4	22.0	19.5	26.2	22.7	2,620	2,917	14%	11%	43%	43%	34%	35%	47%	46%
Bentley (Dec.)	46.10	14,084	15,418	10.3	9.3	28.5	25.6	33.4	31.6	1,496	1,656	11%	11%	36%	36%	28%	27%	39%	38%
Nemetschek (Dec.)	119.27	13,776	14,206	11.9	10.4	39.8	32.5	47.9	40.3	1,191	1,367	12%	15%	30%	32%	24%	25%	36%	40%
Median				*10.3x*	*9.3x*	*26.7x*	*23.9x*	*33.4x*	*31.6x*			*13%*	*11%*	*38%*	*38%*	*28%*	*28%*	*41%*	*40%*
Mean				*11.1x*	*10.0x*	*28.7x*	*25.2x*	*39.7x*	*34.0x*			*12%*	*11%*	*39%*	*40%*	*28%*	*29%*	*40%*	*40%*
Selected Profitable Software																			
SAP (Dec.)	$276.29	$346,084	$334,933	8.5x	7.6x	28.2x	24.5x	40.7x	31.3x	$39,443	$44,146	9%	12%	30%	31%	22%	25%	30%	37%
Salesforce (Jan.)	333.88	329,809	324,131	7.8	7.2	19.6	17.9	23.9	21.6	41,346	44,987	9%	9%	40%	40%	33%	34%	42%	43%
Adobe (Nov.)	435.38	195,224	192,988	8.2	7.5	16.8	15.4	21.0	19.0	23,505	25,774	9%	10%	49%	49%	40%	40%	49%	50%
Palo Alto Networks (Jul.)	187.70	130,392	123,528	12.6	11.0	42.4	37.0	35.2	29.1	9,796	11,190	15%	14%	30%	30%	38%	40%	52%	54%
Workday (Jan.)	258.28	72,412	68,255	7.2	6.3	23.2	18.7	29.1	23.1	9,528	10,806	13%	13%	31%	34%	26%	29%	39%	42%
Informatica (Dec.)	24.76	8,059	8,647	4.8	4.5	14.1	12.9	17.4	15.4	1,783	1,926	7%	8%	34%	35%	26%	27%	33%	35%
Median				*8.0x*	*7.3x*	*21.4x*	*18.3x*	*26.5x*	*22.4x*			*9%*	*11%*	*33%*	*34%*	*30%*	*31%*	*41%*	*43%*
Mean				*8.2x*	*7.4x*	*24.0x*	*21.1x*	*27.9x*	*23.2x*			*10%*	*11%*	*36%*	*36%*	*31%*	*33%*	*41%*	*44%*

Source: FactSet mean consensus estimates as of January 24, 2025. Alpha common shares outstanding, RSUs, PSUs, and options as of January 17, 2025 per Alpha Management. Fully-diluted shares calculated using treasury stock method. Alpha balance sheet statistics per Alpha Management for the period ended December 31, 2024. Cash adjusted for $9MM holdback related to acquisition of Open Grid, expected to be paid in FY26.

Note: Multiples greater than 75x or negative noted as dashes.

(1) Rule of 40 = Revenue Growth + LFCF Margin.

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Qatalyst PARTNERS

Alpha Deferred Tax Liability Schedule  Source: DTL runoff as provided by Alpha Management.  (1) Alpha Management Plan provided by Alpha Management as of December 2024, updated in January 2025 for FQ2’25 actuals.  27  ($MM) Alpha DTL Schedule (1)   FY30E  FY31E  FY32E  FY33E  Beginning DTL Balance  $274  $191  $108  $25  Plus: Additional / (Usage) of DTLs  (83)  (83)  (83)  (25)  DTLs, Ending Balance  $191  $108  $25  -  Incremental Cash Taxes Due to DTLs  ($83)  ($83)  ($83)  ($25)  Discount Rate  9.5%  10.5%  11.5%  PV of Incremental Tax Due to DTLs (FY30E & Beyond)  ($153)  ($144)  ($137)  CONFIDENTIAL | DRAFT

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